RIDGEWORTH FUNDS
Supplement dated June 9, 2011 to the
Summary Prospectus and Prospectus
each dated August 1, 2010
RidgeWorth Limited Duration Fund (I Shares)
Effective June 30, 2011, the RidgeWorth Limited Duration Fund (the “Fund”) is open solely to (i) clients of Seix Investment Advisors LLC, the Fund’s subadviser, and its affiliates, and (ii) such other investors as the Fund’s investment adviser, Ridgeworth Capital Management Inc., shall approve in its discretion. All shareholders of the Fund as of June 30, 2011, however, can continue to hold and purchase additional shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP — 140